                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  7
Portfolio of Investments.........................  8
Statement of Assets and Liabilities.............. 11
Statement of Operations.......................... 12
Statement of Changes in Net Assets............... 13
Financial Highlights............................. 14
Notes to Financial Statements.................... 17

USGF SAR 8/98

                             LETTER TO SHAREHOLDERS

July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of                 [PHOTO]
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.            DENNIS J. MCDONNELL AND DON G. POWELL
    You can be assured that the
change in your fund's name will not
affect its management or daily
operations. You will begin seeing the application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW

    The U.S. economy continued to expand at a robust pace despite a deepening recession in Asia. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators has forecasted a slowdown in economic growth for later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW

    Domestic fixed-income securities benefited from a global flight to quality by investors--caused by turmoil in Asia and by the growing perception that the domestic economy was slowing. After starting the year at 5.92 percent, the yield on the 30-year Treasury benchmark bond rose to over 6.00 percent during the spring amid signs that some Asian economies were beginning to recover. When weakness in the Japanese yen

                                                          Continued on page  two
undercut that recovery, U.S. bond prices surged, causing long-term government yields to fall to 5.62 percent by the end of the reporting period.
    While all sectors of the domestic fixed-income market posted positive returns, strength was concentrated among longer-term, higher-quality issues. For the first six months of 1998, long-term government bonds gained 6.27 percent, compared to 4.51 percent for high-yield corporate bonds.

OUTLOOK

    We believe economic growth is likely to moderate in coming months as the impact of the Asian crisis becomes more evident. A return to the "Goldilocks" economy--not too hot, not too cold--should allow long-term interest rates to fall modestly from current levels. If fallout from Asia does not slow economic activity enough to counteract the inflationary pressures building in the economy, we would expect the Federal Reserve to raise short-term interest rates by the end of the year.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                        VAN KAMPEN U.S. GOVERNMENT FUND

                                            A Shares   B Shares   C Shares
 TOTAL RETURNS

Six-month total return based on NAV(1).....    3.02%      2.54%      2.54%
Six-month total return(2)..................   (1.88%)    (1.44%)     1.54%
One-year total return(2)...................    3.29%      3.53%      6.53%
Five-year average annual total return(2)...    4.68%      4.61%        N/A
Ten-year average annual total return(2)....    7.76%        N/A        N/A
Life-of-Fund average annual total
  return(2)................................    9.35%      5.31%      4.84%
Commencement date.......................... 05/31/84   08/24/92   08/13/93

 DISTRIBUTION RATE AND YIELD

Distribution rate(3).......................    6.61%      6.15%      6.15%
SEC Yield(4)...............................    5.73%      5.17%      5.17%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1998.

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions.

U.S. Government securities are backed by the full faith and credit of the U.S. Government, its agencies or instrumentalities. The government backing applies only to the timely payment of principal and interest on specific securities in the Fund's portfolio, not to the shares of the Fund. Fund shares, when redeemed, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a fund's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations have performed better in rising rate environments, while funds with longer durations have performed better when rates decline.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

INFLATION: An economic state in which the money supply and business activity dramatically increases, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

MORTGAGE-BACKED SECURITIES: Securities backed by pools of similar mortgages. These securities are generally issued by agencies of the U.S. government, such as Government National Mortgage Association (GNMA, or "Ginnie Mae") and Federal Home Loan Mortgage Corporation (FHLMC, or "Freddie Mac").

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

YIELD: The annual rate of return on an investment, expressed as a percentage. For bonds and notes, the yield is the annual interest divided by the market price.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

                          PORTFOLIO MANAGEMENT REVIEW

                        VAN KAMPEN U.S. GOVERNMENT FUND

We recently spoke with the management team of the Van Kampen U.S. Government Fund about the key events and economic forces that shaped the markets during the past six months. As of April 1, 1998, Peter W. Hegel, chief investment officer for fixed-income investments, assumed the leadership role of the team that includes portfolio comanagers Barbara Downey and Kelly Gilbert. The following excerpts reflect their views on the Fund's performance during the six-month period ended June 30, 1998.

Q     HOW WOULD YOU DESCRIBE THE FIXED-INCOME MARKET DURING THE PAST SIX MONTHS?

A During the period, interest rates reached their lowest level since 1993 and the bond market remained stuck in a tight trading range, which limited our investment opportunities. At the same time, long-term rates fell closer to short-term rates, which narrowed the yield spread between long- and short-term rates. Because mortgages are sensitive to long-term rates and rates were at their lowest level, many homeowners began to refinance their mortgages at lower interest rates.
      In addition to the influence of long-term rates, increases in refinancing could also be attributed to increased efficiency in the refinancing market. Both factors contributed to higher-than-anticipated mortgage prepayment levels, which had an effect on the return of mortgage-backed securities. Despite the negative effect of prepayments, the total return earned in mortgage-backed securities was comparable to that of U.S. Treasuries during the six-month period.

Q     WHAT STRATEGY DID YOU EMPLOY TO MANAGE THE FUND IN THIS INVESTMENT
      ENVIRONMENT?

A Historically, the Fund has functioned as a mortgage-backed securities portfolio, with as much as 90 percent or more of its assets invested in mortgage bonds. However, in this environment of low rates, mortgage-backed securities traded above their face value and were increasingly vulnerable to prepayment. Therefore, we shifted our exposure in long-term rates from mortgage-backed securities to U.S. Treasuries.
      Prepayments also shorten the duration of the portfolio. In order to increase our duration and take advantage of the narrowing of the yield spread between long- and short-term rates, we purchased 10- to 30-year government bonds to replace the duration we lost due to prepayments of mortgage-backed securities.
      Overall, we maintained below-average exposure to mortgage-backed securities and above-average exposure to government securities and Treasury bonds. We also maintained a slightly above-benchmark duration during the period. For additional Fund portfolio highlights, please refer to page seven.

Q     HOW DID THE FUND PERFORM DURING THE SIX-MONTH REPORTING PERIOD?

A The Fund generated a total return of 3.02 percent(1) (Class A shares at net asset value) for the six-month period ended June 30, 1998. By comparison, the Merrill Lynch 1- to 10-year Treasury Index generated a total return of 8.45 percent, and the Lehman Brothers Mortgage Index returned
3.38 percent. These are broad-based indices that reflect general performance of Treasury bonds and mortgage-backed securities, respectively. Neither index reflects any commissions that would be paid by an investor purchasing the securities they represent. Please refer to the chart on page three for additional Fund performance results.
      The forthcoming dividend reduction is the result of the increasing number of mortgage prepayments. Nevertheless, dividends remained competitive during the period, providing shareholders with a healthy stream of current income.
As of June 30, 1998, the Class A share distribution rate was 6.61 percent(3), based on a monthly dividend of $.0842 per share and a maximum public offering price of $15.28 per share on June 30, 1998.


Q     WHAT IS YOUR OUTLOOK FOR THE FUND IN THE MONTHS AHEAD?

A Because current mortgage rates continue to decline, we expect mortgage prepayments to remain brisk during the next few months. Therefore, we will continue to increase our exposure to treasuries, especially if interest rates decline.
      Many variables will play a factor in our strategy during the next six months. The strong domestic economy would normally lead to an interest rate increase by the Federal Reserve Board. However, the turmoil in Asia has begun to expose signs of weakness in the domestic economy and the Fed has become cautious about adjusting rates in the short-term.
      We will monitor the price of mortgage-backed securities looking to see whether they become less expensive relative to treasuries. If mortgage-backed securities begin trading at more favorable levels, we will look to increase our exposure to this sector.

[SIG]
Barbara Downey

Portfolio Comanager

[SIG]
Kelly Gilbert

Portfolio Comanager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                        VAN KAMPEN U.S. GOVERNMENT FUND


 COUPON DISTRIBUTION AS OF JUNE 30, 1998


                                        PERCENTAGE OF FUND'S
                                       LONG-TERM INVESTMENTS
5.9 or less......................               2.3%
6-6.9............................               24.4%
7-7.9............................               23.7%
8-8.9............................               18.7%
9-9.9............................               12.9%
10 or more.......................               18.0%


PORTFOLIO COMPOSITION AS A PERCENTAGE OF LONG-TERM INVESTMENTS


AS OF JUNE 30, 1998                                        AS OF DECEMBER 31, 1997
GNMA.................    40.7%                            GNMA................   34.4%
Treasury Securities..    26.2%                            Treasury Securities..  19.2%
FNMA.................    24.3%          [PIE CHART]       FNMA.................  35.1%          [PIE CHART]
REMIC/CMO............     4.4%                            REMIC/CMO............   5.6%
FHLMC................     4.4%                            FHLMC................   5.7%


DURATION

                As of June 30, 1998           As of December 31, 1997
Duration            3.21 years                     3.62 years

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description               Coupon          Maturity         Market Value
-----------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES  69.8%
$ 29,137   FHLMC...............................   8.500%   01/01/16 to 09/01/19  $   30,183,811
   6,664   FHLMC...............................  10.000    12/01/09 to 09/01/21       7,253,521
  18,978   FHLMC...............................  11.000    12/01/01 to 01/01/21      21,314,472
     -0-   FHLMC (Seasoned)....................   8.000                01/01/19              43
   3,439   FHLMC (Seasoned)....................   8.500                01/01/16       3,563,107
     542   FHLMC (Seasoned)....................  10.250                11/01/09         586,443
      92   FHLMC (Seasoned)....................  11.250                09/01/15         103,937
  28,064   FHLMC Gold..........................   6.500                12/01/25      28,037,535
  12,609   FHLMC Gold..........................  10.000                12/01/99      13,775,910
  10,242   FHLMC REMIC #170F PAC(a)............   8.000                01/15/21      10,353,835
  15,061   FHLMC REMIC #106G PAC(a)............   8.250                12/15/20      15,985,294
  18,420   FHLMC REMIC #79C PAC(a).............   8.600                10/15/05      19,122,186
   7,893   FHLMC REMIC #89D(a).................   9.000                02/15/21       8,448,179
   7,831   FHLMC REMIC #97G PAC(a).............   9.250                11/15/05       8,166,466
  50,299   FNMA................................   6.000    03/01/13 to 06/01/13      49,749,104
 177,694   FNMA(a).............................   6.500    06/01/22 to 01/01/27     177,256,121
 190,834   FNMA(a).............................   7.000    09/01/23 to 07/01/24     193,508,228
  28,242   FNMA................................   7.500    12/01/21 to 01/01/23      28,965,477
  38,649   FNMA................................   8.000    12/01/16 to 12/01/22      40,002,128
   6,615   FNMA................................   8.500    04/01/17 to 06/01/21       6,906,233
   4,212   FNMA................................   9.000    03/01/08 to 02/01/21       4,451,686
   5,755   FNMA................................  10.500    06/01/10 to 09/01/19       6,421,790
   5,405   FNMA................................  11.000    12/01/03 to 11/01/19       6,122,805
   1,230   FNMA................................  11.500    12/01/09 to 01/01/16       1,402,002
  13,939   FNMA (Seasoned).....................   6.500    04/01/24 to 05/01/24      13,929,784
   4,249   FNMA (Seasoned).....................   8.500                07/01/19       4,436,569
   7,109   FNMA (Seasoned).....................   9.000                12/01/99       7,584,539
   1,721   FNMA (Seasoned).....................   9.500                05/01/20       1,858,372
      46   FNMA (Seasoned).....................  12.500                03/01/15          53,196
   1,513   FNMA (Seasoned).....................  13.000                06/01/15       1,758,457
  29,000   FNMA Preassign 00891................   6.740                08/25/07      30,305,000
  18,085   FNMA REMIC #90-12G PAC(a)...........   4.500                02/25/20      17,235,909
   9,538   FNMA REMIC #89-94G PAC(a)...........   7.500                12/25/19       9,773,728
  15,000   FNMA REMIC #93-4HB PAC(a)...........  11.000                01/25/19      15,970,950
  82,212   GNMA................................   7.000    03/15/26 to 01/15/28      83,469,189
 240,597   GNMA................................   7.500    12/15/99 to 12/15/23     247,288,232
 168,792   GNMA(a).............................   8.000    12/15/00 to 11/15/22     176,455,138

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

  Par
 Amount
 (000)                 Description               Coupon          Maturity         Market Value
-----------------------------------------------------------------------------------------------
           MORTGAGE BACKED SECURITIES
           (CONTINUED)
$127,678   GNMA................................   8.500%   04/15/06 to 06/15/23  $  135,556,409
  79,716   GNMA(a).............................   9.000    10/15/01 to 08/15/24      85,466,959
  38,182   GNMA................................   9.500    06/15/09 to 11/15/22      41,344,075
   8,942   GNMA................................  10.000    09/15/15 to 05/15/19       9,869,183
  12,274   GNMA................................  10.500    09/15/10 to 02/15/20      13,709,019
   1,582   GNMA................................  11.000    03/15/10 to 12/15/18       1,786,491
   2,268   GNMA................................  11.500    10/15/10 to 03/15/18       2,590,120
   1,536   GNMA................................  12.000    07/15/11 to 08/15/15       1,781,001
   1,719   GNMA................................  12.500    04/15/10 to 08/15/15       2,009,834
     914   GNMA................................  13.000    01/15/11 to 08/15/15       1,074,286
 138,087   GNMA (Seasoned)(a)..................   9.000                12/15/99     149,004,487
     620   GNMA GPM............................  12.250    09/15/13 to 07/15/15         724,533
     148   GNMA II.............................   8.500    05/20/02 to 02/20/17         154,826
   5,051   GNMA II.............................  10.500    01/20/14 to 05/20/19       5,641,058
   3,024   GNMA II.............................  11.000    07/20/13 to 08/20/19       3,414,430
   1,299   GNMA II.............................  11.500    08/20/13 to 07/20/19       1,484,042
   1,466   GNMA II.............................  12.000    08/20/13 to 12/20/15       1,699,350
     777   GNMA II.............................  12.500    09/20/13 to 09/20/15         900,974
                                                                                 --------------
                                                                                  1,750,010,453
                                                                                 --------------
           U.S. TREASURY SECURITIES  24.8%
  70,000   U.S. T-Bonds........................   6.125                11/15/27      74,954,600
 223,500   U.S. T-Bonds........................  10.375                11/15/09     279,450,990
  15,000   U.S. T-Bonds........................  13.125                05/15/01      17,978,400
   5,000   U.S. T-Bonds........................  13.750                08/15/04       7,101,850
  37,000   U.S. T-Notes........................   5.625                05/15/08      37,485,440
  30,000   U.S. T-Notes........................   6.250                06/30/02      30,740,400
 170,000   U.S. T-Notes........................   6.250                08/31/02     174,328,200
                                                                                 --------------
                                                                                    622,039,880
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS  94.6%
  (Cost $2,310,334,182)........................................................   2,372,050,333
                                                                                --------------

                                               See Notes to Financial Statements

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                  Description                                                     Market Value
-----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  9.6%
U.S. GOVERNMENT AGENCY OBLIGATIONS  5.0%
FHLMC - Discount Notes.........................................................  $   64,763,515
FNMA - Discount Notes..........................................................      19,893,036
FNMA - Medium Term Notes.......................................................      20,006,000
SLMA - Share Term Notes........................................................      20,000,000
                                                                                 --------------
                                                                                    124,662,551
                                                                                 --------------
REPURCHASE AGREEMENTS  4.6%
J.P. Morgan (Collateralized by U.S. T-Note, $50,721,000 par, 8.125% coupon,
dated 06/30/98, to be sold on 07/01/98 at $50,728,749).........................      50,721,000
UBS Securities (Collateralized by U.S. T-Note $64,154,000 par, 8.125% coupon,
dated 06/30/98, to be sold on 07/01/98 at $64,164,603).........................      64,154,000
UBS Securities (Collateralized by U.S. T-Note $846,000 par, 8.000% coupon,
dated 06/30/98, to be sold on 07/01/98 at $846,140)............................         846,000
                                                                                 --------------
                                                                                    115,721,000
                                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $240,362,587)..........................................................     240,383,551
                                                                                 --------------
TOTAL INVESTMENTS  104.2%
  (Cost $2,550,696,769)........................................................   2,612,433,884
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.2%)..................................    (106,444,336)
                                                                                 --------------
NET ASSETS  100.0%.............................................................  $2,505,989,548
                                                                                 ==============

(a) All or a portion of these assets are segregated as collateral for forward purchase commitments and dollar roll transactions.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $2,550,696,769).....................  $2,612,433,884
Receivables:
  Interest..................................................      20,204,625
  Investments Sold..........................................       2,228,844
  Fund Shares Sold..........................................         829,829
Forward Commitments.........................................          91,705
Other.......................................................         237,627
                                                              --------------
      Total Assets..........................................   2,636,026,514
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     112,856,250
  Income Distributions......................................       7,117,385
  Fund Shares Repurchased...................................       5,948,972
  Distributor and Affiliates................................       1,454,040
  Investment Advisory Fee...................................       1,064,794
  Variation Margin on Futures...............................         347,719
  Custodian Bank............................................           1,592
Accrued Expenses............................................       1,066,925
Trustees' Deferred Compensation and Retirement Plans........         179,289
                                                              --------------
    Total Liabilities.......................................     130,036,966
                                                              --------------
NET ASSETS..................................................  $2,505,989,548
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $2,707,585,579
Net Unrealized Appreciation.................................      61,674,602
Accumulated Undistributed Net Investment Income.............         781,690
Accumulated Net Realized Loss...............................    (264,052,323)
                                                              --------------
NET ASSETS..................................................  $2,505,989,548
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,156,281,370 and 148,237,949 shares of
    beneficial interest issued and outstanding).............  $        14.55
    Maximum sales charge (4.75%* of offering price).........             .73
                                                              --------------
    Maximum offering price to public........................  $        15.28
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $335,597,658 and 23,097,565 shares of
    beneficial interest issued and outstanding).............  $        14.53
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $14,110,520 and 971,341 shares of
    beneficial interest issued and outstanding).............  $        14.53
                                                              ==============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest....................................................  $ 89,147,461
Fee Income..................................................     2,942,852
                                                              ------------
    Total Income............................................    92,090,313
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     6,564,936
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $2,063,459, $1,726,798 and $68,514,
  respectively).............................................     3,858,771
Shareholder Services........................................     1,574,434
Custody.....................................................       337,994
Trustees' Fees and Expenses.................................        36,854
Legal.......................................................        33,300
Other.......................................................       284,166
                                                              ------------
    Total Operating Expenses................................    12,690,455
    Interest Expense........................................       288,265
                                                              ------------
    Total Expenses..........................................    12,978,720
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 79,111,593
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 12,584,651
  Forward Commitments.......................................     1,586,191
  Options...................................................    (1,062,841)
  Futures...................................................     2,166,534
                                                              ------------
Net Realized Gain...........................................    15,274,535
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    82,098,885
                                                              ------------
  End of the Period:
    Investments.............................................    61,737,115
    Forward Commitments.....................................        91,705
    Futures.................................................      (154,218)
                                                              ------------
                                                                61,674,602
                                                              ------------
Net Unrealized Depreciation During the Period...............   (20,424,283)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (5,149,748)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 73,961,845
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1998
                and the Year Ended December 31, 1997 (Unaudited)
--------------------------------------------------------------------------------


                                                     Six Months Ended       Year Ended
                                                      June 30, 1998      December 31, 1997
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................... $     79,111,593    $    198,019,355
Net Realized Gain/Loss..............................       15,274,535         (27,525,829)
Net Unrealized Appreciation/Depreciation During the
  Period............................................      (20,424,283)         53,113,057
                                                     ----------------    ----------------
Change in Net Assets from Operations................       73,961,845         223,606,583
                                                     ----------------    ----------------
Distributions from Net Investment Income:
  Class A Shares....................................      (76,469,457)       (170,044,954)
  Class B Shares....................................      (10,670,939)        (24,106,451)
  Class C Shares....................................         (422,874)           (869,235)
                                                     ----------------    ----------------
    Total Distributions.............................      (87,563,270)       (195,020,640)
                                                     ----------------    ----------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      (13,601,425)         28,585,943
                                                     ----------------    ----------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...........................       50,228,720          71,425,631
Net Asset Value of Shares Issued Through Dividend
  Reinvestment......................................       43,962,988          96,486,944
Cost of Shares Repurchased..........................     (212,571,690)       (547,708,673)
                                                     ----------------    ----------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS......................................     (118,379,982)       (379,796,098)
                                                     ----------------    ----------------
TOTAL DECREASE IN NET ASSETS........................     (131,981,407)       (351,210,155)
NET ASSETS:
Beginning of the Period.............................    2,637,970,955       2,989,181,110
                                                     ----------------    ----------------
End of the Period (Including accumulated
  undistributed net investment income of $781,690
  and $9,233,367, respectively)..................... $  2,505,989,548    $  2,637,970,955
                                                     ================    ================

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
                               Six Months Ended   -----------------------------------------
        Class A Shares          June 30, 1998       1997       1996       1995       1994
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................         $ 14.624   $ 14.459   $ 14.950   $ 13.698   $ 15.662
                                       --------   --------   --------   --------   --------
  Net Investment Income.......             .459      1.039      1.069      1.111      1.177
  Net Realized and Unrealized
    Gain/Loss.................            (.032)      .158      (.495)     1.233     (1.965)
                                       --------   --------   --------   --------   --------
Total from Investment
  Operations..................             .427      1.197       .574      2.344      (.788)
Less Distributions from and in
  Excess of Net Investment
  Income......................             .505      1.032      1.065      1.092      1.176
                                       --------   --------   --------   --------   --------
Net Asset Value, End of the
  Period......................         $ 14.546   $ 14.624   $ 14.459   $ 14.950   $ 13.698
                                       ========   ========   ========   ========   ========
Total Return (a)..............            3.02%*     8.57%      4.10%     17.61%     (5.10%)
Net Assets at End of the
  Period (In millions)........         $2,156.3   $2,264.8   $2,560.1   $2,962.9   $2,924.4
Ratio of Operating Expenses to
  Average Net Assets (b)......             .88%       .90%       .90%       .93%       .92%
Ratio of Interest Expense to
  Average Net Assets..........             .02%       .08%       .02%       .27%       .08%
Ratio of Net Investment Income
  to Average Net Assets (b)...            6.32%      7.26%      7.38%      7.68%      8.13%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions)....              13%*      104%        64%        63%        44%

*   Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
                                 Six Months Ended   -------------------------------------
Class B Shares                    June 30, 1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................          $14.609   $14.447   $14.948   $13.694   $15.643
                                          -------   -------   -------   -------   -------
  Net Investment Income.........             .397      .916      .947      .991     1.055
  Net Realized and Unrealized
    Gain/Loss...................            (.029)     .162     (.494)    1.241    (1.964)
                                          -------   -------   -------   -------   -------
Total from Investment
  Operations....................             .368     1.078      .453     2.232     (.909)
Less Distributions from and in
  Excess of Net Investment
  Income........................             .447      .916      .954      .978     1.040
                                          -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period........................          $14.530   $14.609   $14.447   $14.948   $13.694
                                          =======   =======   =======   =======   =======
Total Return (a)................            2.54%*    7.71%     3.24%    16.78%    (5.93%)
Net Assets at End of the Period
  (In millions).................          $ 335.6   $ 359.0   $ 414.8   $ 466.7   $ 436.3
Ratio of Operating Expenses to
  Average Net Assets (b)........            1.70%     1.72%     1.73%     1.75%     1.74%
Ratio of Interest Expense to
  Average Net Assets............             .02%      .08%      .02%      .27%      .09%
Ratio of Net Investment Income
  to Average Net Assets (b).....            5.50%     6.44%     6.55%     6.85%     7.29%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions)......              13%*     104%       64%       63%       44%

*   Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                           Year Ended December 31,
                                 Six Months Ended   -------------------------------------
         Class C Shares           June 30, 1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period....................          $14.608   $14.448   $14.948   $13.693   $15.626
                                          -------   -------   -------   -------   -------
  Net Investment Income.........             .399      .910      .943      .996     1.063
  Net Realized and Unrealized
    Gain/Loss...................            (.033)     .166     (.489)    1.237    (1.956)
                                          -------   -------   -------   -------   -------
Total from Investment
  Operations....................             .366     1.076      .454     2.233     (.893)
Less Distributions from and in
  Excess of Net Investment
  Income........................             .447      .916      .954      .978     1.040
                                          -------   -------   -------   -------   -------
Net Asset Value, End of the
  Period........................          $14.527   $14.608   $14.448   $14.948   $13.693
                                          =======   =======   =======   =======   =======
Total Return (a)................            2.54%*    7.71%     3.24%    16.78%    (5.86%)
Net Assets at End of the Period
  (In millions).................          $  14.1   $  14.2   $  14.3   $  13.3   $  11.4
Ratio of Operating Expenses to
  Average Net Assets (b)........            1.70%     1.72%     1.72%     1.75%     1.74%
Ratio of Interest Expense to
  Average Net Assets............             .02%      .08%      .02%      .27%      .10%
Ratio of Net Investment Income
  to Average Net Assets (b).....            5.48%     6.41%     6.55%     6.86%     7.29%
Portfolio Turnover (Excluding
  Dollar Rolls and Forward
  Commitment Transactions)......              13%*     104%       64%       63%       44%

*   Non-Annualized

(a) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the year ended 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen U.S. Government Fund, formerly known as Van Kampen American Capital U.S. Government Fund, (the "Fund") is organized as a series of Van Kampen U.S. Government Trust (the "Trust"), a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income, with liquidity and safety of principal. The Fund commenced investment operations on May 31, 1984. The distribution of the Fund's Class B and Class C shares commenced on August 24, 1992 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

the value of the underlying security at not less than the repurchase proceeds due the Fund.

    The Fund trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Fund and dealers. Upon executing a forward commitment and during the period of obligation, the Fund maintains collateral of cash or securities in a segregated account with its custodian in an amount sufficient to relieve the obligation. If the intent of the Fund is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term purchase. For forward purchase commitments for which security settlement is not intended by the Fund, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. During the term of the commitment, the Fund may resell the forward commitment and enter into a new forward commitment, the effect of which is to extend the settlement date. In connection with this extension, the Fund receives a fee, which is included in fee income on the date of the extension. In addition, the Fund may occasionally close such forward commitments prior to delivery.

    The Fund may also invest in reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon a short-term interest rate. The average daily balance of reverse repurchase agreements during the period was approximately $9.5 million with an average interest rate of 6.13%. At June 30, 1998, there were no reverse repurchase agreements outstanding.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis. Original issue discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

such losses against any future realized capital gains. At December 31, 1997, the Fund had an accumulated capital loss carryforward for tax purposes of $279,326,858 which will expire between December 31, 1998 and December 31, 2005. Of this amount, $6,272,412 will expire on December 31, 1998.

    At June 30, 1998, for federal income tax purposes the cost of long- and short-term investments is $3,110,031,769; the aggregate gross unrealized appreciation is $67,413,814 and the aggregate gross unrealized depreciation is $5,739,212, resulting in net unrealized appreciation including open futures transactions and forward commitments of $61,674,602.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................   .550 of 1%
Next $500 million.......................................   .525 of 1%
Next $2 billion.........................................   .500 of 1%
Next $2 billion.........................................   .475 of 1%
Next $2 billion.........................................   .450 of 1%
Next $2 billion.........................................   .425 of 1%
Thereafter..............................................   .400 of 1%

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $19,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the six months ended June 30, 1998, the Fund recognized expenses of approximately $80,000 representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended June 30, 1998, the Fund recognized expenses of approximately $964,200. Beginning in 1998, the transfer

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $2,318,000,835, $374,678,607 and
$14,906,137 for Classes A, B and C, respectively. For the six months ended June 30, 1998, transactions were as follows:

                                            SHARES           VALUE
----------------------------------------------------------------------
Sales:
  Class A...............................    2,308,381    $  33,701,684
  Class B...............................      928,435       13,542,352
  Class C...............................      204,580        2,984,684
                                          -----------    -------------
Total Sales.............................    3,441,396    $  50,228,720
                                          ===========    =============
Dividend Reinvestment:
  Class A...............................    2,647,102    $  38,639,742
  Class B...............................      350,772        5,115,044
  Class C...............................       14,278          208,202
                                          -----------    -------------
Total Dividend Reinvestment.............    3,012,152    $  43,962,988
                                          ===========    =============

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                            SHARES           VALUE
----------------------------------------------------------------------
Repurchases:
  Class A...............................  (11,580,501)   $(169,192,720)
  Class B...............................   (2,754,010)     (40,176,011)
  Class C...............................     (219,410)      (3,202,959)
                                          -----------    -------------
Total Repurchases.......................  (14,553,921)   $(212,571,690)
                                          ===========    =============

    At December 31, 1997, capital aggregated $2,414,852,129, $396,197,222 and
$14,916,210 for Classes A, B and C, respectively. For the year ended December 31, 1997, transactions were as follows:

                                               SHARES          VALUE
------------------------------------------------------------------------
Sales:
  Class A..................................    3,151,088   $  45,534,914
  Class B..................................    1,391,041      20,092,618
  Class C..................................      400,545       5,798,099
                                             -----------   -------------
Total Sales................................    4,942,674   $  71,425,631
                                             ===========   =============
Dividend Reinvestment:
  Class A..................................    5,855,818   $  84,608,875
  Class B..................................      791,434      11,424,371
  Class C..................................       31,439         453,698
                                             -----------   -------------
Total Dividend Reinvestment................    6,678,691   $  96,486,944
                                             ===========   =============
Repurchases:
  Class A..................................  (31,205,759)  $(450,102,977)
  Class B..................................   (6,320,342)    (91,072,249)
  Class C..................................     (453,300)     (6,533,447)
                                             -----------   -------------
Total Repurchases..........................  (37,979,401)  $(547,708,673)
                                             ===========   =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                   CLASS B       CLASS C
--------------------------------------------------------------------------
First..............................................   4.00%         1.00%
Second.............................................   3.75%          None
Third..............................................   3.50%          None
Fourth.............................................   2.50%          None
Fifth..............................................   1.00%          None
Sixth..............................................   1.00%          None
Seventh and Thereafter.............................    None          None

    For the six months ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $63,300 and CDSC on redeemed shares of approximately $379,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales on investments, including principal paydowns, excluding forward commitment transactions and short-term investments, for the six months ended June 30, 1998, were $264,883,873 and $278,930,327, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract or forward commitment. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

A. OPTION CONTRACTS--An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period.

    Transactions in options for the six months ended June 30, 1998, were as follows:

                                               CONTRACTS      PREMIUM
------------------------------------------------------------------------
Outstanding at December 31, 1997.............       -0-     $        -0-
Options Written and Purchased (Net)..........     3,500       (2,409,486)
Options Terminated in Closing Transactions
  (Net)......................................    (2,500)       1,807,736
Options Expired (Net)........................    (1,000)         601,750
                                                -------     ------------
Outstanding at June 30, 1998.................       -0-     $        -0-
                                                =======     ============

B. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a future contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended June 30, 1998, were as follows:

                                                         CONTRACTS
------------------------------------------------------------------
Outstanding at December 31, 1997.......................       -0-
Futures Opened.........................................     4,898
Futures Closed.........................................    (3,345)
                                                          -------
Outstanding at June 30, 1998...........................     1,553
                                                          =======

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    The futures contracts outstanding as of June 30, 1998, and the descriptions and unrealized depreciation are as follows:

                                                             UNREALIZED
                                                CONTRACTS   DEPRECIATION
------------------------------------------------------------------------
US Treasury Note Futures
  Sept. 1998 - Sells to Open (Current Notional
     Value $113,844 per contract).............      950     $     23,437
US Treasury Bond Futures
  Sept. 1998 - Sells to Open (Current Notional
     Value $123,594 per contract).............      603          130,781
                                                  -----     ------------
                                                  1,553     $    154,218
                                                  =====     ============

6. FORWARD COMMITMENTS

The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The following forward purchase commitments were outstanding as of June 30, 1998. The change in value of these items is reflected as a component of unrealized appreciation/depreciation on forwards commitments. The Fund has segregated assets for these open commitments totaling $577.6 million.

                                                                    UNREALIZED
PAR AMOUNT                                                         APPRECIATION/
  (000)            DESCRIPTION        EXPIRATION   CURRENT VALUE   DEPRECIATION
--------------------------------------------------------------------------------
 $300,000    FNMA, 7.00% coupon        07/14/98     $304,125,000        $(93,750)
  155,500    FNMA, 6.50% coupon        07/14/98      154,770,705         291,174
  100,000    FNMA, 6.50% coupon        07/20/98      100,531,000        (105,719)
                                                   -------------     -----------
                                                    $559,426,705        $ 91,705
                                                    ============     ===========

7. MORTGAGE BACKED SECURITIES

A Mortgage Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments received from borrowers. Most of these securities are guaranteed by federally sponsored agencies--Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC).

                           June 30, 1998 (Unaudited)
--------------------------------------------------------------------------------

    A Collateralized Mortgage Obligation (CMO) is a bond which is collateralized by a pool of MBS's. The Fund also invests in REMIC's (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. For instance, a PAC (Planned Amortization Class) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due and, therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance.

8. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30 1998, are payments retained by Van Kampen of approximately $1,394,600.

                               VAN KAMPEN FUNDS


EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value

International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                        VAN KAMPEN U.S. GOVERNMENT FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

CUSTODIAN AND TRANSFER AGENT

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

EDWARD C. WOOD, III*
Vice President and Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
Treasurer

TANYA M. LODEN*
Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
PricewaterhouseCoopers LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998
    All rights reserved.

(SM) denotes a service mark of
   Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                        VAN KAMPEN U.S. GOVERNMENT FUND

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